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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 23, 1997
                                -----------------
                Date of Report (Date of Earliest Event Reported)


                                 WESTERN BANCORP
                                 ---------------
             (Exact Name of Registrant As Specified In Its Charter)


                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

          0-13551                                           95-3863296
(Commission File Number)                     (IRS Employer Identification No.)

                          4100 Newport Place, Suite 900
                         Newport Beach, California 92660
                         -------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (714) 863-2300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On December 23, 1997, the shareholders of Western Bancorp (the "Company") approved the merger of Santa Monica Bank into a subsidiary of the Company. A copy of the press release issued by the Company in connection therewith is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibit is filed with this Current Report on Form 8-K:

Exhibit
Number                   Description
-------                  -----------

99.1           Press Release of Western Bancorp, dated December 24, 1997


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: December 24, 1997

                                     WESTERN BANCORP


                                     By: /s/Arnold C. Hahn
                                         -------------------------------------
                                         Name:   Arnold C. Hahn
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer

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                               EXHIBIT INDEX


Exhibit
Number                         Description

99.1            Press Release of Western Bancorp, dated December 23, 1997